UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☑  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

CPEX Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held On , 2010
PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1 ELECTION OF DIRECTOR
EXISTING DIRECTORS AND EXECUTIVE OFFICERS
PROPOSAL 2 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CORPORATE GOVERNANCE
EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MISCELLANEOUS
INFORMATION CONCERNING PERSONS WHO MAY BE DEEMED PARTICIPANTS IN CPEX PHARMACEUTICALS, INC.’S SOLICITATION OF PROXIES

PRELIMINARY COPY - SUBJECT TO COMPLETION

CPEX PHARMACEUTICALS, INC.
2 Holland Way
Exeter, NH 03833

               , 2010

Dear Fellow Stockholder:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of CPEX Pharmaceuticals, Inc. to be held on          ,          , 2010 at   .m., local time, at the          , located at          ,          ,          (the “Annual Meeting”).

The items to be considered and voted on at the Annual Meeting are described in the Notice of Annual Meeting of Stockholders and are more fully addressed in our proxy materials accompanying this letter. We encourage you to read all of these materials carefully and then to vote the enclosed WHITE proxy card.

Whether or not you expect to attend the meeting, please vote your shares by completing, signing, dating and returning the WHITE proxy card in the enclosed postage-prepaid envelope or vote in person at the meeting.

On behalf of your Board of Directors, thank you for your continued support and interest in CPEX Pharmaceuticals, Inc. I look forward to seeing you at the meeting on          ,          , 2010.

Very truly yours,

James R. Murphy
Chairman of the Board

Your vote is very important regardless of the number of shares you own. Please complete, sign, date and return the enclosed WHITE proxy card at your earliest convenience. No postage is required if mailed in the United States.

Stockholders with questions or requiring assistance voting their shares may contact MacKenzie Partners, Inc., which is assisting us, toll-free at (800) 322-2885 or (212) 929-5500 (call collect) or at cpex@mackenziepartners.com.

PRELIMINARY COPY - SUBJECT TO COMPLETION

CPEX PHARMACEUTICALS, INC.
2 Holland Way
Exeter, NH 03833

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On          , 2010

To the stockholders of CPEX Pharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Stockholders of CPEX PHARMACEUTICALS, INC., a Delaware corporation, will be held on          ,          , 2010 at   .m., local time, at          , located at          ,           ,           for the purpose of considering and acting upon the following matters:

(1) The election of the Class II director named in this proxy statement to serve until the 2013 Annual Meeting of Stockholders and until his successor is duly elected and qualified;

(2) To ratify the selection of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

(3) The transaction of such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

You are cordially invited to attend the annual meeting. Whether or not you intend to attend the annual meeting, you are urged to complete, sign and date the enclosed WHITE proxy card, and return it promptly in the enclosed reply envelope. No postage is required if mailed in the United States. Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

By Order of the Board of Directors

Robert P. Hebert
Secretary

Exeter, New Hampshire
          , 2010

PRELIMINARY COPY - SUBJECT TO COMPLETION

CPEX PHARMACEUTICALS, INC.
2 Holland Way
Exeter, NH 03833

PROXY STATEMENT

For Annual Meeting of Stockholders
          , 2010

The Board of Directors of CPEX Pharmaceuticals, Inc., a Delaware corporation (the “Company,” “CPEX,” “we,” “us” or “our”), is soliciting your proxy by the accompanying WHITE proxy card for use at the 2010 Annual Meeting of Stockholders to be held on          ,           , 2010 at   .m., local time, at          , located at          ,           ,          , and at any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on          , 2010 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting. We intend to release the Notice of the Annual Meeting of Stockholders, Proxy Statement and the accompanying WHITE Proxy Card beginning on or about          , 2010 to stockholders of record as of this record date.

Execution and return of the enclosed WHITE proxy card is being solicited by and on behalf of our Board of Directors for the purposes set forth in the foregoing Notice of the Annual Meeting of Stockholders. The costs incidental to the solicitation and obtaining of proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals, will be borne by us. Proxies may be solicited, without extra compensation, by directors, the nominee and executive officers of CPEX, both in person and by mail, telephone, facsimile, other electronic means or other methods of communication. We have retained MacKenzie Partners, Inc. (“MacKenzie Partners”) to assist in the solicitation of proxies by mail, telephone or other electronic means, or in person, for a fee of $      , plus reasonable out-of-pocket expenses relating to the solicitation. Approximately 25 MacKenzie Partners employees will participate in the solicitation of proxies.

We estimate the total costs relating to the solicitation of proxies (other than the amount normally expended for a solicitation for an election of directors in the absence of a contest and excluding salaries and wages of officers and employees) are expected to be approximately $      , including fees payable to MacKenzie Partners. To date, we have incurred approximately $      in expenses in communicating with our stockholders in connection with this proxy solicitation. Actual expenditures may vary materially from this estimate, however, as many of the expenditures cannot be readily predicted. The entire expense of preparing, assembling, printing and mailing this proxy statement and any other related materials and the cost of communicating with our stockholders will be borne by us. Appendix A to this proxy statement sets forth certain information relating to CPEX’s directors, the nominee, and executive officers who may be soliciting proxies on CPEX’s behalf.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on          , 2010: This proxy statement and our 2010 Annual Report to Stockholders are available at http://www.cpexpharm.com/investor.htm.

GENERAL INFORMATION ABOUT VOTING

Attendance at the annual meeting will be limited to stockholders of CPEX as of the record date, their authorized representatives and invited guests of CPEX. Admission will require proper identification. If you attend the annual meeting and wish to vote in person, we will give you a ballot when you arrive. To obtain directions to be able to attend the annual meeting, please visit http://www.cpexpharm.com/investor.htm.

If your shares are held in “street name” (that is, in the name of a broker, bank or other nominee that holds your securities account), you must bring an account statement or letter from the broker, bank or other nominee showing that you were the beneficial owner of the shares on our record date in order to be admitted to the meeting. To be able to vote, you will need to obtain a proxy from the broker, bank or other nominee that is the holder of record of your shares.

If you wish to vote by proxy, you may complete, sign and date the enclosed WHITE proxy card and return it by mail in the enclosed, self-addressed envelope which has postage prepaid. Instead of submitting your vote by mail, you may vote by telephone or Internet. Please note that there may be separate telephone and Internet arrangements depending on whether you are a stockholder of record (that is, if you hold your stock in your own name) or you hold your shares in street name. In either case, you must follow the procedures described on the WHITE proxy card.

In order to vote by telephone or Internet, please have the enclosed WHITE proxy card available for reference, and call the number or visit the website listed on the WHITE proxy card and follow the instructions. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.

All proxies received will be voted in accordance with the specifications made thereon or, in the absence of any specification, (i) FOR the election of the nominee named herein to serve as a Class II director and (ii) to ratify the selection of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

Any proxy given by a record holder pursuant to this solicitation may be revoked any time prior to the exercise of the powers conferred thereby by notice delivered in writing to Robert P. Hebert, our Corporate Secretary, at 2 Holland Way, Exeter, New Hampshire 03833, by execution and delivery of a written revocation or a duly executed proxy of a later date, or by voting in person at the meeting. If you hold your shares in street name and wish to revoke your proxy, you must contact the record holder of your shares directly.

The affirmative vote of a plurality of the votes cast at the meeting will be required for the election of the Class II director. Abstentions, broker non-votes and votes withheld will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election. We received notice from Arcadia Opportunity Master Fund, Ltd. and its affiliates, Arcadia Capital Advisors, LLC and Richard Rofé, collectively referred as Arcadia, of their intention to nominate Mr. Rofé for election to our Board of Directors at the annual meeting. You cannot vote for the Arcadia nominee on the WHITE proxy card. Conversely, you cannot vote for Robert Forrester, the nominee proposed by the Board of Directors, on any proxy card sent to you by Arcadia.

A majority of the votes properly cast is required for the approval of the ratification of the selection of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010. Accordingly, abstentions will not be counted towards the vote totals for this purpose and will have no effect on the ratification of BDO Seidman, LLP as our independent registered public accounting firm.

As of the close of business on          , 2010, our record date, there were          shares of our common stock, $0.01 par value, issued and outstanding, each of which is entitled to one vote upon each matter at our 2010 annual meeting. The holders of a majority of the shares entitled to vote and present in person or by proxy at the meeting will constitute a quorum for the transaction of business. Abstentions and broker non-votes will be deemed present and entitled to vote at the meeting in determining the presence of a quorum. Broker non-votes are proxies submitted by brokers that do not indicate a vote for one or more proposals because the brokers do not have discretionary voting authority and have not received instructions from the beneficial owners on how to vote on these proposals.

A complete list of the stockholders entitled to vote will be available for inspection by any stockholder at and during the annual meeting. In addition, the list will be open for examination by any stockholder, for any purpose germane to the annual meeting, during ordinary business hours, for a period of at least 10 days prior to the annual meeting, at our principal place of business located at 2 Holland Way, Exeter, New Hampshire 03833.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 15, 2010 as to (i) each person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who we know to be the beneficial owner of more than five percent of the outstanding shares of our common stock, (ii) each of the Named Executive Officers listed in the Summary Compensation Table below, (iii) each director and nominee for director, and (iv) all current executive officers and directors as a group.

Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and dispositive power with respect to their shares of our common stock, except to the extent authority is shared by spouses under applicable law. Pursuant to the rules of the Securities and Exchange Commission, or the SEC, the number of shares of common stock deemed outstanding includes shares issuable pursuant to options held by the respective person or group that are currently exercisable or may be exercised within 60 days of March 15, 2010. Except as otherwise indicated, the address of each beneficial holder is c/o CPEX Pharmaceuticals, Inc., 2 Holland Way, Exeter, New Hampshire 03833.

	Number of Shares of		Percentage of
	Common Stock		Common Stock
Name and Address of Beneficial Owner	Beneficially Owned		Outstanding(1)

5% stockholders (not including executive officers or directors):
Arcadia Capital Advisors, LLC 175 Great Neck Road, Suite 406 Great Neck, NY 11021	253,525	(2)	9.98%
George P. Bauer 205 Dudley Road Wilton, CT 06897	170,552	(3)	6.71%
Named Executive Officers:
John A. Sedor Chief Executive Officer and President	84,781	(4)	3.25%
Fred Feldman Senior Vice President and Chief Science Officer	35,804	(5)	1.39%
Lance Berman Chief Medical Officer and Senior Vice President	20,167	(6)	*
Non-Employee Directors:
Michael McGovern	374,137	(7)	14.67%
James R. Murphy	134,168	(8)	5.25%
Miguel Fernandez	29,106	(9)	1.13%
John W. Spiegel	21,100	(10)	*
Director Nominee:
Robert Forrester	—		—
All current executive officers and directors as a group (8 persons)	693,176	(11)	25.40%

*	Less than one percent

(1)	Based on 2,540,728 shares of common stock outstanding as of March 15, 2010.

(2)	The number of shares is based solely on information contained in a Schedule 13D/A filed by this stockholder on February 22, 2010. Arcadia Capital Advisors, LLC (“Arcadia LLC”) filed the Schedule 13D/A with Arcadia Opportunity Master Fund, Ltd. (“Arcadia Opportunity”), M.D. Sass FinStrat Arcadia Capital Holdings, LLC (“Sass”), Shelter Bay Holdings, LLC (“Shelter”) and Richard Rofé (“Rofé”) as a group. None of the reporting persons has sole voting or dispositive power with respect to the shares. Arcadia,

Arcadia Opportunity and Sass each share voting and dispositive power with respect to 99,367 of the shares, Rofé shares voting and dispositive power with respect to 253,525 of the shares and Shelter shares voting and dispositive power with respect to 154,158 of the shares.

(3)	The number of shares is based solely on information contained in a Schedule 13G filed by this stockholder on February 25, 2009. Mr. Bauer filed the Schedule 13G with Carol B. Bauer and Bradley T. Bauer as a group. George Bauer has sole voting and dispositive power with respect to 150,836 of the shares and shared voting and dispositive power with respect to 170,552 of the shares. Carol B. Bauer has shared voting and dispositive power with respect to 10,216 of the shares and Bradley T. Bauer has shared voting and dispositive power with respect to 5,400 of the shares. Neither Carol B. Bauer nor Bradley T. Bauer has sole voting or dispositive power with respect to the shares.

(4)	Includes 1,200 shares of common stock owned by Mr. Sedor’s children, as to which Mr. Sedor disclaims beneficial ownership, and includes 2,167 shares of common stock held in Mr. Sedor’s 401(k) Retirement Plan account. Also includes 67,333 shares of common stock issuable upon exercise of vested stock options.

(5)	Includes 2,269 shares of common stock held in Mr. Feldman’s 401(k) Retirement Plan account. Also includes 27,033 shares of common stock issuable upon exercise of vested stock options.

(6)	Includes 1,494 shares of common stock held in Mr. Berman’s 401(k) Retirement Plan account. Also includes 15,000 shares of common stock issuable upon exercise of vested stock options.

(7)	Includes 10,000 shares of common stock owned by Mr. McGovern’s spouse, as to which Mr. McGovern disclaims beneficial ownership, 5,000 shares of common stock issuable upon exercise of vested stock options, 3,000 vested restricted stock units and 1,000 restricted stock units that vest within 60 days after March 15, 2010.

(8)	Includes 1,211 shares of common stock held in an individual retirement account. Also includes 10,000 shares of common stock issuable upon exercise of vested stock options, 5,250 vested restricted stock units and 1,750 restricted stock units that vest within 60 days after March 15 2010.

(9)	Includes 19,520 shares of common stock issuable upon exercise of vested stock options, 4,600 vested restricted stock units and 1,000 restricted stock units that vest within 60 days after March 15, 2010.

(10)	Includes 1,500 shares held in a revocable trust over which Mr. Spiegel possesses shared voting and dispositive power, 14,000 shares of common stock issuable upon exercise of vested stock options, 4,600 vested restricted stock units and 1,000 restricted stock units that vest within 60 days after March 15, 2010.

(11)	Includes 153,953 shares of common stock issuable upon exercise of vested stock options. Also includes 17,450 shares of common stock issuable upon issuance of vested restricted stock units and 4,750 restricted stock units that vest within 60 days after March 15, 2010. Also includes 6,176 shares of common stock held in 401(k) Retirement Plan accounts and/or individual retirement accounts of certain of our executive officers. See footnotes 4 and 6 through 10 above.

PROPOSAL 1

ELECTION OF DIRECTOR

Our amended and restated certificate of incorporation and amended and restated bylaws provide for a classified board of directors. The Board is divided into three classes, designated Class I, Class II and Class III.

Robert Forrester is being presented for election as a Class II director to hold office until the 2013 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Mr. Forrester’s nomination was recommended to the Board of Directors by our Nominating and Governance Committee, each member of which is “independent,” as defined under the NASDAQ listing standards. Mr. Forrester’s biography presented below includes the specific experience, qualifications, attributes and skills that led to the conclusion by the Board of Directors that he should serve as a director of CPEX.

The persons named in the accompanying WHITE proxy card, or their substitutes, will vote all received proxies at the annual meeting, or any adjournments of the annual meeting, for the election of Mr. Forrester, unless, by marking the appropriate space on the WHITE proxy card, the stockholder instructs that he, she or it withholds authority for such person to vote. Mr. Forrester has (i) indicated to us his availability for election, (ii) consented to his presentation as a nominee in this Proxy Statement, (iii) agreed to stand for election and (iv) if elected, to serve as a director of CPEX. In the event Mr. Forrester should not continue to be available for election, the holders of the proxies may exercise their discretion to vote for a substitute.

The Board of Directors recommends that stockholders vote “FOR” the election of the Class II director nominee, Robert Forrester, to hold office until the 2013 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

The following information is furnished with respect to the nominee being presented for election at the annual meeting.

Business Experience
Name and Age	and Other Directorships

Director Nominee:	Class II Director nominee (to be elected at the 2010 annual meeting)

Robert Forrester Age: 46	Robert Forrester was the Interim President and Chief Executive Officer, and Chief Financial Officer of CombinatoRx (NASDAQ:CRXX), a pharmaceutical development company, from 2004 until 2010. Prior to joining CombinatoRx, Mr. Forrester served as Senior Vice President, Finance and Corporate Development at Coley Pharmaceutical Group (acquired by Pfizer, Inc.), a pharmaceutical company, from 2000 to 2003. From 1994 to 2000, Mr. Forrester was a managing director of the Proprietary Investment Group at MeesPierson, part of the Fortis Group, a banking, insurance, and investment management company. Prior to MeesPierson, Mr. Forrester worked for BZW, UBS, & Clifford Chance. He is a member of the Board of Directors of Myriad Pharmaceuticals (NASDAQ:MYRX), Atlantic Healthcare, Rhapsody Biologics and MoMelan Technologies. He holds a LL.B. from Bristol University. The Board believes Mr. Forrester’s qualifications to sit on our Board of Directors include his leadership experience in the biotechnology industry, as well as his years of experience in the banking and legal fields, during which time he gained significant strategic, operational and corporate governance expertise.

EXISTING DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth our current directors and executive officers, their ages, and the positions currently held by each such person. The biographical description of each current director who is not standing for election, other than Mr. Fernandez, includes the specific experience, qualifications, attributes and skills that the Board of Directors would expect to consider if it were making a conclusion currently as to whether such person should serve as a director. The Board of Directors did not currently evaluate whether the current directors should serve as directors, as the terms for which they have been previously elected continue beyond the annual meeting or, in the case of Mr. Fernandez, because he is not standing for re-election at the annual meeting.

Class I Directors (present term expires in 2012)
John W. Spiegel Lead Director since 2008 CPEX committee membership: • Audit • Compensation • Nominating and Governance Age: 69	John W. Spiegel has served as one of our directors since the spin-off from Bentley. Mr. Spiegel served as a Bentley director from 2002 until the spin-off. Mr. Spiegel served as Vice Chairman and Chief Financial Officer of SunTrust Banks, Inc. from August 2000 until he retired as Chief Financial Officer in August 2004 and as Vice Chairman in 2005. Prior to August 2000, Mr. Spiegel was an Executive Vice President and Chief Financial Officer of SunTrust Banks since 1985. Mr. Spiegel also serves on the Board of Directors of Rock-Tenn Company, S1 Corporation, Colonial Properties Trust and formerly served on the Board of Directors of Homebanc Corp. Mr. Spiegel is a member of the Dean’s Advisory Council of the Goizueta Business School at Emory University. Mr. Spiegel is also a member of the board of directors of Community & Southern Holdings, Inc. and chairman of its banking subsidiary, Community & Southern Bank, Inc. Mr. Spiegel received an MBA from Emory University. The Board of Directors believes Mr. Spiegel’s qualifications to sit on our Board of Directors include his financial expertise, which qualify him as our “audit committee financial expert,” and his extensive executive experience, including leadership roles in complex organizations.
John A. Sedor Chief Executive Officer and President Director since 2009 Age: 65	John A. Sedor has been our Chief Executive Officer and President since the spin-off from Bentley. Mr. Sedor was President of Bentley from 2005 until the spin-off. From 2001 to May 2005, he was President and CEO of Sandoz, Inc. (a division of Novartis AG). From 1998 to 2001 Mr. Sedor was President and Chief Executive Officer at Verion, Inc., a drug delivery company. Previously, Mr. Sedor served as President and Chief Executive Officer at Centeon, LLC, a joint venture between two major multinational corporations, Rhône-Poulenc Rorer and Hoechst AG. Previously, Mr. Sedor served as Executive Vice President at Rhône-Poulenc Rorer, Revlon Health Care and Parke-Davis. Mr. Sedor holds a Bachelor of Science degree in Pharmacy/Chemistry from Duquesne University, and has studied strategic marketing at both Northwestern University’s Kellogg Graduate School of Management and Harvard Business School. He has also attended Harvard’s Executive Forum. The Board of Directors believes Mr. Sedor’s qualifications to sit on our Board of Directors include his decades of experience in the pharmaceutical industry, including his service as our, and, prior to our spin-off, Bentley’s President and/or Chief Executive Officer.

Class II Director (present term expires in 2010 & not standing for re-election)

Miguel Fernandez Director since 2008 CPEX committee membership: • Audit • Compensation • Nominating and Governance Age: 79	Miguel Fernandez has served as one of our directors since the spin-off from Bentley. Mr. Fernandez served as a Bentley director from 1999 until the spin-off. Mr. Fernandez served from 1980 to 1996 as President of the International Division and corporate Vice President at Carter-Wallace, Inc., where he was responsible for all product lines outside of the United States. Prior thereto, Mr. Fernandez was employed for approximately eight years by SmithKline & French, where his last position was President of the division that included France, Portugal and Switzerland. Mr. Fernandez attended the University of British Columbia in Canada and received an M.B.A. from the Ivey School of Business at the University of Western Ontario in London, Ontario, Canada. Mr. Fernandez has been retired since 1996.
Class III Directors (present term expires in 2011)
Michael McGovern Director since 2008 CPEX committee membership: • Audit • Compensation • Nominating and Governance Age: 66	Michael McGovern has served as one of our directors since the spin-off from Bentley. Mr. McGovern served as a Bentley director from 1997 until the spin-off and was named Vice Chairman of Bentley in October 1999. Mr. McGovern serves as President of McGovern Enterprises, a provider of corporate and financial consulting services, which he founded in 1975. Mr. McGovern is Chairman of the Board of Training Solutions Interactive, Inc., Chairman of the Board of Teacher Research Network, LLC, Vice Chair of L2C Corporation, a Director on the corporate board of the Reynolds Development Company, a Director of Eclipse Aerospace, Inc. and a Director of each of Community & Southern Holdings, Inc and its banking subsidiary, Community & Southern Bank, Inc. Mr. McGovern received a B.S. and M.S. in accounting and his Juris Doctor from the University of Illinois. Mr. McGovern is a Certified Public Accountant. The Board of Directors believes Mr. McGovern’s qualifications to sit on our Board of Directors include his financial expertise and his years of experience providing strategic and corporate consulting services to a broad range of businesses.

James R. Murphy Director and Chairman of the Board since 2008 Age: 60	James R. Murphy is Chairman of our Board of Directors. He was President of Bentley from September 1994 until August 2005, was named Chief Executive Officer effective January 1995 and became Chairman of the Board in June 1995. Mr. Murphy served as Vice President of Business Development at MacroChem Corporation, a publicly owned pharmaceutical and drug delivery company, from March 1993 through September 1994. From September 1992 until March 1993, Mr. Murphy served as a consultant in the pharmaceutical industry with his primary efforts directed toward product licensing. Prior thereto, Mr. Murphy served as Director Worldwide Business Development and Strategic Planning of Bentley from December 1991 to September 1992. Mr. Murphy previously spent 14 years in pharmaceutical research and product development with SmithKline Corporation and in international business development with contract research and consulting laboratories. Mr. Murphy received a B.A. in Biology from Millersville University. The Board of Directors believes Mr. Murphy’s qualifications to sit on our Board of Directors include his extensive experience with pharmaceutical companies, particularly including his focus on business development and strategic collaborations, as well as his executive leadership and management expertise.

Other Executive Officers
Nils Bergenhem, Ph.D. Vice President and Chief Scientific Officer Age: 51	Dr. Bergenhem has been our Vice President and Chief Scientific Officer since February 2010. Between 2005 and 2010, Dr. Bergenhem held positions as Chief Scientific Officer at Escoublac, Inc., and AdipoGenix, Inc. Previously, Dr. Bergenhem was Vice President for Research at the Institute for Diabetes Discovery between 2002 and 2005, and Director, Diabetes Research at OSI Pharmaceuticals from 2000 to 2002. Dr. Bergenhem held positions of increasing importance at Novo Nordisk from 1996 to 2000. Dr. Bergenhem holds a BS degree in Chemistry from Linkoping University, Sweden, and a Ph.D. in Biochemistry from Umea University, Sweden, and has completed postdoctoral work at University of Michigan, where he also spent three years as Research Investigator.
Lance Berman, M.D. Senior Vice President and Chief Medical Officer Age: 39	Dr. Berman has been our Chief Medical Officer and Senior Vice President since February 2009. Previously, Dr. Berman served at Pfizer from 2003 until 2009. From December 2007 he served as Senior Medical Director and Global Medical Team Leader at Pfizer, responsible for the strategic medical development and evolution of products within the cardiovascular and diabetes portfolio. Previously, Dr. Berman held roles of increasing importance at Schering-Plough from 1999 to 2003 and Janssen Pharmaceuticals (acquired by Johnson & Johnson) from 1996 to 1999. Dr. Berman received his Bachelor of Medicine and Bachelor of Surgery at University of Cape Town in Cape Town, South Africa, and holds a Masters Degree in Pharmaceutical Medicine.
Robert P. Hebert Vice President and Chief Financial Officer Age: 37	Mr. Hebert has been our Vice President and Chief Financial Officer since the spin-off from Bentley in 2008. From June 2006 until the spin-off, Mr. Hebert was Controller and Principal Accounting Officer for Bentley. In this role, Mr. Hebert managed all of Bentley’s accounting and reporting functions. From May 2003 until June 2006, Mr. Hebert was Bentley’s Director of SEC Reporting & Compliance, Assistant Secretary and Assistant Treasurer. His responsibilities in this role included Bentley’s financial reporting and compliance with the requirements of the Sarbanes-Oxley Act of 2002. Prior to joining Bentley, Mr. Hebert worked as an auditor for Deloitte & Touche LLP from 1995 to 2003. Mr. Hebert received a B.S. in Business Administration with a concentration in accounting from Merrimack College in 1995.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO Seidman, LLP, or BDO Seidman, has served as our independent public accounting firm since June 2009 and has been reappointed by the Audit Committee to serve as our independent registered public accounting firm for the upcoming fiscal year. We have been advised that no member of BDO Seidman or any of its associates has any financial interest in CPEX or our affiliates. A representative of BDO Seidman is expected to attend the annual meeting and will be available at the annual meeting to respond to appropriate questions and will be given an opportunity to make a statement on behalf of BDO Seidman, if desired.

Although not formally required, the appointment of the independent registered public accounting firm has been directed by the Audit Committee and the Board of Directors to be submitted to the stockholders for ratification as a matter of sound corporate practice. If the stockholders do not ratify the appointment of BDO Seidman, the Audit Committee will reconsider the appointment of the independent registered public accounting firm. If the stockholders ratify the appointment, the Audit Committee, in its sole discretion, may still direct the appointment of a new independent registered public accounting firm at any time during the upcoming fiscal year if the Audit Committee believes that such a change would be in the best interests of CPEX and our stockholders.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of BDO Seidman as CPEX’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

CORPORATE GOVERNANCE

Director Independence

We are subject to the NASDAQ listing standards, which require that a majority of our directors be independent. Under the NASDAQ listing standards, a director is independent if he or she is not an executive officer or employee of CPEX and does not have any relationship that, in the opinion of our Board, would interfere with his or her exercise of independent judgment in carrying out his or her responsibilities as a director. The NASDAQ listing standards also identify a variety of relationships that, if they exist, prevent a director from being considered independent.

Our Nominating and Governance Committee and our Board of Directors have determined that, at the current time, Messrs. Fernandez, McGovern and Spiegel and our director nominee, Mr. Forrester, meet the NASDAQ listing standards for independence. Until CPEX was spun-off in June 2008, our business was the drug delivery business of Bentley, of which Mr. Murphy was the President. Under the NASDAQ independence standards, Mr. Murphy will be precluded from being considered independent until 2011 because of his role at and our spin-off from Bentley. Mr. Sedor, as the President and Chief of Executive Officer of CPEX, is precluded from being considered independent.

Standing Committees

The Board of Directors has three standing committees: the Audit Committee; the Compensation Committee; and the Nominating and Governance Committee.

Audit Committee

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditors, who audit our consolidated financial statements. The Audit Committee is also responsible for discussing with our management and our independent auditors, our accounting policies and procedures and reporting systems, as well as the effectiveness of our internal financial controls. The Audit Committee monitors the independence of the auditors, and resolves any disagreements between our management and our independent auditors regarding financial reporting. The Audit Committee also oversees the financial reporting process, including review of the audited financial statements, and based on the reviews and discussions referred to above, it recommends to the Board whether the financial statements should be included in our Annual Report on Form 10-K.

The Audit Committee currently consists of Messrs. John W. Spiegel (Chairman), Miguel Fernandez and Michael McGovern. Currently, all members of the Audit Committee are “independent” in accordance with NASDAQ listing standards and SEC regulations. Our Nominating and Governance Committee and our Board of Directors has determined that Mr. Spiegel qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

Compensation Committee

The Compensation Committee reviews and makes recommendations concerning the amount of compensation to be paid to our Chief Executive Officer, our other executive officers and our employees that earn an annual salary in excess of $350,000. The Compensation Committee also reviews and makes recommendations concerning our equity-based and other incentive plans and our annual bonus plan. In addition, the Compensation Committee (1) reviews and approves performance goals and objectives for all elected officers, including the Chief Executive Officer, (2) evaluates performance against objectives and (3) based on its evaluation, approves all officers’ base and incentive compensation. The Compensation Committee also evaluates executive succession plans, the quality of management, and leadership and management development. The Compensation Committee currently consists of Messrs. Miguel Fernandez (Chairman), John W. Spiegel and Michael McGovern. All members of the Compensation Committee are “independent” directors in accordance with NASDAQ listing standards and SEC regulations.

Nominating and Governance Committee

The Nominating and Governance Committee identifies and selects potential candidates to nominate for membership on the Board of Directors, and recommends to the Board of Directors, director nominees to be presented at the annual meeting of stockholders as well as nominees to fill vacancies on the Board of Directors. The Nominating and Governance Committee also develops and recommends to the Board of Directors corporate governance principles for CPEX and the processes for Board of Directors evaluations. The Nominating and Governance Committee also reviews and evaluates the Board of Directors, its standing committees and other areas of governance. The Nominating and Governance Committee currently consists of Messrs. John W. Spiegel (Chairman), Miguel Fernandez and Michael McGovern, all of whom are “independent” directors in accordance with NASDAQ listing standards.

The process followed by the Nominating and Governance Committee to identify and evaluate director candidates includes requests to members of the Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background materials relating to potential candidates and interviews of selected candidates by members of the Nominating and Governance Committee and the Board of Directors.

In considering whether to recommend any candidate for inclusion in the Board of Directors’s slate of recommended director nominees, the Nominating and Governance Committee will apply the criteria it deems appropriate, including issues of diversity, experience, skills such as understanding technology, finance and marketing, and international business background. The Committee does not assign specific weight to particular criteria and no particular criterion is a prerequisite for prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

Availability of Charters

The Audit Committee, Compensation Committee and Nominating and Governance Committee charters are available on our website at www.cpexpharm.com under the caption “Investor Relations — Corporate Governance.” The charters are also available without charge upon written request directed to Corporate Secretary, CPEX Pharmaceuticals, 2 Holland Way, Exeter, New Hampshire 03833.

Board of Directors Leadership Structure

Mr. Murphy has served as non-executive chairman of the Board of Directors since the spin-off from Bentley in 2008. The independent members of the Board of Directors have periodically reviewed its leadership structure and have determined that CPEX and our stockholders are well served with this structure, given the roles played by the non-executive chairman and the lead director.

The chairman of the Board of Directors provides leadership to the Board of Directors and works with the Board of Directors to define its activities and the calendar for fulfillment of its responsibilities. The chairman of the Board of Directors approves the meeting agendas after input from the Board of Directors and management, facilitates communication among directors and presides at meetings of our Board of Directors and stockholders.

Mr. Spiegel serves as our lead director. In this role, Mr. Spiegel presides over meetings of the independent directors and serves as the principal liaison between the independent and the non-independent directors.

The chairman of the Board of Directors, the chairman of the Nominating and Governance Committee, the Chief Executive Officer and other members of the Board of Directors work in concert to provide oversight of CPEX’s management and affairs. Mr. Spiegel, in his roles as the lead director and chairman of the Nominating and Governance Committee, has overseen the development and implementation of governance practices that support high levels of performance by members of the Board of Directors. The leadership of Mr. Murphy and Mr. Spiegel fosters a culture of open discussion and deliberation, with a thoughtful evaluation of risk, to support our decision-making. They work together to encourage communication among the directors, and between management and the Board of Directors, to facilitate productive working relationships. Working with the other members of the Board of Directors, Mr. Murphy and Mr. Spiegel also ensure there is an appropriate balance and focus among key board responsibilities such as strategic development, review of operations, risk oversight and management succession planning.

The Board of Directors’ Role in Risk Oversight

The Board of Directors plays an important role in risk oversight at CPEX through direct decision-making authority with respect to significant matters and the oversight of management by the Board of Directors and its committees. In particular, the Board of Directors administers its risk oversight function through (1) the review and discussion of regular periodic reports to the Board of Directors and its committees on topics relating to the risks that our company faces, (2) the required approval by the Board of Directors (or a committee of the Board of Directors) of significant transactions and other decisions, (3) the direct oversight of specific areas of our business by the Audit, Compensation and Nominating and Governance Committees, and (4) regular periodic reports from our auditors and other outside consultants regarding various areas of potential risk, including, among others, those relating to the our internal control over financial reporting. The Board of Directors also relies on management to bring significant matters impacting CPEX to the Board of Directors’ attention.

Pursuant to the Audit Committee’s charter, the Audit Committee is responsible for discussing the guidelines and policies that govern the process by which our exposure to risk is assessed and managed by management. As part of this process, the Audit Committee discusses our major financial risk exposures and steps that management has taken to monitor and control such exposure. In addition, CPEX, under the supervision of the Audit Committee, has established procedures available to all employees for the anonymous and confidential submission of complaints relating to any matter to encourage employees to report questionable activities directly to our senior management and the Audit Committee.

Because of the role of the Board of Directors in the risk oversight, the Board of Directors believes that any leadership structure that it adopts must allow it to effectively oversee the management of the risks relating to our operations. The Board of Directors recognizes that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to our operations, and while the Board of Directors believes its current leadership structure enables it to effectively provide oversight with respect to such risks, it was not the primary reason the Board of Directors selected its current leadership structure over other potential alternatives. See the discussion under the heading “— Board of Directors Leadership Structure” for a discussion of why the Board of Directors believes that its current leadership structure is appropriate.

Board and Committee Meetings and Attendance

The Board of Directors met eight times in 2009. The Audit Committee met five times in 2009. The Compensation Committee met four times in 2009. The Nominating and Governance Committee met three times in 2009. Each Director attended all of the meetings of the Board of Directors and meetings of each committee on which such director served that were held in 2009.

The Board of Directors has a policy of encouraging each member of the Board to attend all annual meetings of stockholders.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics, or the code of conduct, that applies to our directors, officers, and employees. The code of conduct is publicly available on CPEX’s website at www.cpexpharm.com under the caption “Investor Relations — Corporate Governance.” If we make any substantive amendments to the code of conduct or grants any waiver, including any implicit waiver from a provision of the code of conduct to our principal executive officer, principal financial officer or principal accounting officer, we will disclose the nature of such amendments or waiver on our website or in a Current Report on Form 8-K filed with the SEC. To date, we have not granted any waivers under the code of conduct.

Stockholder Communications

Stockholders may communicate directly with the Board of Directors, including any individual director, by sending a letter to the Board of Directors, c/o Corporate Secretary, CPEX Pharmaceuticals, Inc., 2 Holland Way, Exeter, New Hampshire 03833. If no director is specified, the communication will be forwarded to the entire Board.

EXECUTIVE COMPENSATION

Summary Compensation Table for the 2009 and 2008 Fiscal Years

The following table summarizes the compensation of our principal executive officer and our two other most highly paid executive officers who were serving as executive officers as of December 31, 2009 (the “Named Executive Officers”).

						Stock		Option		All Other
		Salary		Bonus		Awards		Awards		Compensation		Total
Name and Principal Position	Year	($)		($)		($)		($)		($)		($)

John A. Sedor	2009	397,000		—		206,860	(4)(5)	34,144	(9)	45,494	(11)	683,498
Chief Executive	2008	337,807	(1)	96,950		107,335	(4)(6)	1,345,672	(9)(10)	29,121		1,916,186
Officer and President
Lance Berman, M.D.,	2009	275,000		50,000	(2)	195,113	(4)(7)	266,547	(9)	35,321	(12)	821,981
Chief Medical Officer and Senior Vice President
Fred Feldman,	2009	288,000		115,200	(3)	6,060	(4)	24,771	(9)	21,169	(13)	455,200
Senior Vice President and Chief	2008	279,851	(1)	55,952		64,258	(4)(8)	767,015	(9)(10)	18,805		1,185,917
Science Officer

(1)	Reflects full year compensation, including the portion attributable to the individual’s employment with Bentley prior to the Separation Date as discussed below.

(2)	Reflects a $50,000 hiring bonus, paid in February 2009, in accordance with Dr. Berman’s employment agreement.

(3)	Reflects the cash value of Mr. Feldman’s 2009 annual bonus which will be paid in cash upon his upcoming retirement.

(4)	These amounts include the aggregate grant date fair value of restricted stock units granted to the executives in the year in which the grant was made. For more information on the restricted stock unit valuation assumptions, refer to Note 8 of our Consolidated and Combined Financial Statements, included in our annual report to stockholders for the year ended December 31, 2009, which accompanies this proxy statement.

(5)	$198,500 of this amount reflects the cash value of the bonus earned by Mr. Sedor during 2009. This bonus is expected to be paid in June 2010, pending Compensation Committee approval, in cash, shares of unrestricted common stock or any combination thereof.

(6)	$96,950 of this amount represents the cash value of the portion of Mr. Sedor’s 2008 annual bonus which was paid in shares of unrestricted common stock after an amendment to the CPEX 2008 Equity and Incentive Plan was approved at the 2009 annual meeting of CPEX stockholders.

(7)	$110,000 of this amount reflects the cash value of the bonus earned by Dr. Berman during 2009. This bonus is expected to be paid in June 2010, pending Compensation Committee approval, in cash, shares of unrestricted common stock or any combination thereof.

(8)	$55,952 of this amount represents the cash value of the portion of Mr. Feldman’s 2008 annual bonus which was paid in shares of unrestricted common stock after an amendment to the CPEX 2008 Equity and Incentive Plan was approved at the 2009 annual meeting of CPEX stockholders.

(9)	These amounts include the aggregate grant date fair value of stock options granted to the executives in the year in which the grant was made. For more information on the stock option valuation assumptions, refer to Note 8 of our Consolidated and Combined Financial Statements, included in our annual report to stockholders for the year ended December 31, 2009, which accompanies this proxy statement.

(10)	Includes the value of stock options received in respect of Bentley stock options that were granted by Bentley and outstanding at the time of the spin-off from Bentley. The stock options received in the spin-off from Bentley are unrelated to CPEX compensatory decisions. See “— The Impact of the Bentley Spin-Off on Certain Compensation.”

(11)	Includes life insurance premiums of $16,494, matching contributions in shares of common stock to Mr. Sedor’s 401(k) plan valued at $14,000, an automobile allowance of $12,000 and contributions to Mr. Sedor’s health savings account of $3,000.

(12)	Includes relocation expenses of $19,621, matching contributions in shares of common stock to Dr. Berman’s 401(k) plan valued at $14,000, contributions to Dr. Bermans’s health savings account of $1,500 and life insurance premiums of $200.

(13)	Includes matching contributions in shares of common stock to Mr. Feldman’s 401(k) plan valued at $14,000, life insurance premiums of $3,865, contributions to Mr. Feldman’s health savings account of $3,000 and cell phone fees of $304. The amounts disclosed for cell phone fees are for both business and personal purposes.

The Impact of the Bentley Spin-Off on Equity Compensation

On June 12, 2008 the board of directors of Bentley approved the spin-off of its drug delivery business into CPEX. Shares of CPEX common stock were distributed to Bentley stockholders after the close of business on June 30, 2008, or the Separation Date, by means of a stock dividend. Each Bentley stockholder of record on June 20, 2008 received on the Separation Date one share of our common stock for every ten shares of Bentley common stock they owned. Bentley has had no equity ownership in our company subsequent to the spin-off.

In connection with the spin-off and related transactions, each Bentley option holder received an adjusted Bentley award and an option to purchase that number of shares of CPEX common stock equal to 1/10 of the number of shares of Bentley common stock underlying the original Bentley option. The exercise price of the CPEX options was determined by multiplying the original exercise price of the Bentley option by the when-issued trading price of CPEX common stock on the NASDAQ Capital Market on the Separation Date and dividing that number by the closing price of Bentley’s common stock on the New York Stock Exchange on the Separation Date. The CPEX options were granted under our 2008 Equity and Incentive Plan. The vesting schedules and expiration dates of the CPEX options are based on the original vesting schedule and expiration dates of the Bentley options from which they were converted.

Similarly, each Bentley restricted stock unit outstanding on the Separation Date was converted into an adjusted Bentley restricted stock unit and a CPEX restricted stock unit. For every ten Bentley restricted stock units, the individual received one restricted stock unit in CPEX with a vesting schedule and expiration date based on the original vesting schedules and expiration dates of the Bentley restricted stock units from which it was converted.

On July 22, 2008, Bentley was acquired by Teva Pharmaceuticals Industries Limited. As a result of this acquisition, all outstanding Bentley awards became fully vested, were cancelled and converted into the right to receive cash payment. Payment for Bentley options was equal to the number of shares of Bentley common stock underlying the options multiplied by difference between the merger consideration price, which was $14.82, and the exercise price of the option, less any applicable withholding taxes. The payment for Bentley restricted stock units was equal to the number of restricted stock units multiplied by the merger consideration price of $14.82, less any applicable withholding taxes.

Employment Agreements

We have entered into employment agreements with each of Messrs. Sedor, Berman and Feldman, which set forth the terms of their respective relationships with CPEX. The agreements renew annually for one-year terms. Under the agreements, each individual is paid a base salary and provided with life insurance, as well as annual salary review, bonus potential and stock option grants. Mr. Sedor is eligible for a bonus each year of up to 50% of his base salary and Messrs. Berman and Feldman are each eligible for a bonus each year of up to 40% of his respective base salary. The amount of any such bonuses, which are payable in cash, common stock and/or other equity awards, and stock option grants are determined by the Compensation Committee after considering CPEX’s and each individual’s performances during the year. Mr. Sedor’s agreement also provided for a minimum stock option grant of 5,000 options under the terms of the Amended and Restated 2008 Equity Incentive Plan in each of the years 2008 and 2009. Each of these individuals is employed by us on a full-time basis. Effective February 1, 2010, Nils Bergenhem, Ph.D. was appointed as our Chief Scientific Officer in preparation for Mr. Feldman’s retirement on or before April 1, 2010.

For details regarding our obligations in the event of various potential circumstances of termination of employment for any of our Named Executive Officers, please see “Potential Payments Upon Termination or Change-In-Control” below.

Terms of Restricted Stock Units and Stock Option Grants

Each restricted stock unit granted to CPEX’s executive officers represents the right to receive one share of common stock. The restricted stock units vest in three equal annual installments on the first three anniversaries of the grant date. The underlying shares will be issued on the respective vesting dates for the units. The restricted stock units are not subject to performance milestones or other vesting requirements beyond continued employment on the applicable vesting dates. The terms of the restricted stock units permit CPEX to withhold vested shares in satisfaction of applicable tax withholding requirements.

The stock options granted during 2009 and 2008 vest in three equal annual installments on the first three anniversaries of the grant date and expire on the tenth anniversary of the grant date. We believe that this vesting schedule, as well as the vesting schedule for the restricted stock units, aids in retaining executive officers and motivating longer-term performance. The exercise price of stock options is the closing price per share of our common stock on the NASDAQ Capital Market on the date of grant.

Outstanding Equity Awards at 2009 Fiscal Year End

The following table details unexercised options and restricted stock units that have not vested for each of our Named Executive Officers as of December 31, 2009.

	Option Awards						Stock Awards
		Number of	Number of				Number of	Market Value
		Securities	Securities				Shares or	of Shares or
		Underlying	Underlying		Option		Units of	Units of
		Unexercised	Unexercised		Exercise	Option	Stock That	Stock That
		Options (#)	Options (#)		Price	Expiration	Have Not	Have Not
Name	Grant Date(1)	Exercisable	Unexercisable		($)	Date	Vested (#)(4)	Vested ($)(5)

John A. Sedor	8/27/2005	15,000	—		9.88	8/27/2015	—	—
	5/23/2006	5,000	—		10.57	5/23/2016	230	2,535
	5/23/2006	9,000	6,000	(2)	10.57	5/23/2016	—	—
	5/23/2007	5,000	2,500	(3)	10.74	5/23/2017	700	7,714
	7/1/2008	33,333	66,667	(3)	17.21	7/1/2018	—	—
	9/29/2009	—	4,375	(3)	10.00	9/29/2019	836	9,213
Lance Berman	2/2/2009	—	45,000	(3)	7.05	2/2/2019	11,020	121,440
	9/29/2009	—	3,306	(3)	10.00	9/29/2019	632	6,965
Fred Feldman	10/31/2005	5,000	—		10.75	10/31/2015	—	—
	5/23/2006	1,100	—		10.57	5/23/2016	175	1,929
	5/23/2007	933	467	(3)	10.74	5/23/2017	325	3,582
	7/1/2008	20,000	40,000	(3)	17.21	7/1/2018	—	—
	9/29/2009	—	3,174	(3)	10.00	9/29/2019	606	6,678

(1)	The grant dates, vesting schedules and expiration dates of the awards outstanding on the Separation Date are based on the original grant dates, vesting schedules and expiration dates of the Bentley awards from which they were converted.

(2)	These options become exercisable as to one-fifth of the shares on each of the first five anniversaries of the date of grant.

(3)	These options become exercisable as to one-third of the shares on each of the first three anniversaries of the date of grant.

(4)	Consists of restricted stock units. Restrictions lapse as to one-third of the shares on each of the first three anniversaries of the date of grant.

(5)	Market value based on closing price of the common stock on the NASDAQ Capital Market of $11.02 on December 31, 2009.

Potential Payments Upon Termination or Change-in-Control

The employment agreements with our Named Executive Officers may be terminated at any time upon written notice. If we terminate a Named Executive Officer without cause, we would be obligated to pay the terminated executive severance equal to the sum of one year’s salary plus a bonus equal to the greater of the bonus target for the current year or the bonus paid for the prior year; provided, however, that these obligations shall terminate if the terminated executive does not deliver a general release of claims to us within 60 days after such termination. Additionally, vesting of equity awards shall be accelerated on a pro rata basis determined by the number of completed months of service during the then current annual vesting period. Upon a termination for cause (as defined in such Named Executive Officer’s employment agreement), no severance is payable and the terminated executive’s equity awards shall not be accelerated. Upon the death or disability of an executive officer, all equity awards shall vest.

If any of the Named Executive Officers terminates his employment for good reason (as defined in such Named Executive Officer’s employment agreement), or we terminate his employment without cause, within 12 months after a change in control, (i) we would be obligated to pay the terminated executive two times either (A) the average of his aggregate annual compensation paid by his current employer during the two prior calendar years (including base salary and bonuses, if any) or (B) if he has not been so employed for two full prior calendar years, 12 times his monthly base salary immediately prior to the change in control plus the greater of his (X) most recent bonus, if any, paid by his current employer before the change in control and (Y) his target bonus most recently determined by his current employer prior to the change in control; provided, however, that the obligations in this clause (i) shall terminate if the release described above has not been delivered within 60 days after such termination; (ii) all of his then outstanding equity awards would vest and become fully exercisable immediately; and (iii) he would be entitled to health benefits for a period of up to two years and the right to continue life insurance coverage at our expense for up to two years. The severance payments described in (i) of the preceding sentence would be paid in a lump sum within 30 days after termination of employment, subject to a six month delay if so required to comply with Section 409A of the Internal Revenue Code.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information about the securities authorized for issuance under our equity compensation plan as of December 31, 2009:

Equity Compensation Plan Information

(c)
	(a)		Number of
	Number of		Securities Remaining
	Securities to be	(b)	Available for Future
	Issued Upon	Weighted-Average	Issuance Under Equity
	Exercise of	Exercise Price of	Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (a))

Equity compensation plans/arrangements approved by stockholders	509,925	$13.50	90,741
Equity compensation plans/arrangements not approved by stockholders	—	N/A	—

Total	509,925	$13.50	90,741

2009 Director Compensation

The following table summarizes compensation paid to our non-employee directors during 2009.

	Fees Earned or	Stock	Option
	Paid in Cash	Awards	Awards	Total
Name	($)	($)(5)	($)	($)

Miguel Fernandez(1)	53,583	39,600	—	93,183
Michael McGovern(2)	47,583	39,600	—	87,183
James R. Murphy(3)	66,167	69,300	—	135,467
John W. Spiegel(4)	58,583	39,600	—	98,183

(1)	As of December 31, 2009, Mr. Fernandez held 5,600 restricted stock units, of which 3,600 are vested and 19,520 stock options, all of which are vested.

(2)	As of December 31, 2009, Mr. McGovern held 4,000 restricted stock units, of which 2,000 are vested and 5,000 stock options, all of which are vested.

(3)	As of December 31, 2009, Mr. Murphy held 7,000 restricted stock units, of which 3,500 are vested and 10,000 stock options, all of which are vested.

(4)	As of December 31, 2009, Mr. Spiegel held 5,600 restricted stock units, of which 3,600 are vested and 14,000 stock options, all of which are vested.

(5)	These amounts represent the aggregate grant date fair value of restricted stock granted to the directors in fiscal 2009. For more information on the restricted stock unit valuation assumptions, refer to Note 8 of our Consolidated and Combined Financial Statements, included in our annual report to stockholders for the year ended December 31, 2009, which accompanies this proxy statement.

We pay directors who are not employees fees consisting of a $25,000 annual retainer, $1,500 for each meeting of the Board of Directors attended, $1,000 for each Audit Committee meeting attended, $1,000 for each Compensation Committee meeting attended, and $1,000 for each Nominating and Governance Committee meeting attended. We also reimburse expenses incurred in attending meetings. In addition, the chairman of the Board is paid an annual retainer of $50,000, the chairman of the Audit Committee is paid an additional annual retainer of $7,500, the chairman of the Compensation Committee is paid an additional annual retainer of

$5,000, and the chairman of the Nominating and Governance Committee is paid an additional annual retainer of $2,500.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent stockholders are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on review of the copies of such reports furnished to us during or with respect to fiscal 2009, or written representations that no Forms 5 were required, we believe that during the fiscal year ended December 31, 2009 all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were complied with.

Certain Relationships and Related Person Transactions

Our Board of Directors has adopted a written Policy on Related Person Transactions that sets forth our policies and procedures for the reporting, review, and approval or ratification of each related person transaction. The Nominating and Governance Committee is responsible for implementing the policy. The policy applies to transactions and other relationships that would need to be disclosed in this proxy statement as related person transactions pursuant to Item 404 of the SEC’s Regulation S-K, or Item 404. In general, these transactions and relationships are defined as those involving our executive officers, directors, nominees for director or 5% stockholders, or specified members of the family or household of any of these individuals, where CPEX or any of its affiliates have participated in the transaction as a direct party or by arranging the transaction and the transaction involves more than $120,000. In adopting this policy, our Board of Directors expressly excluded from its coverage any transactions, among others, involving compensation of our executive officers or directors that has been expressly approved by our Compensation Committee or our Board of Directors.

Since the spin-off from Bentley, we have not been engaged in any related party transactions requiring disclosure pursuant to subsection (d) of Item 404, nor are we party to any proposed related party transactions.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to CPEX’s audited financial statements for the year ended December 31, 2009.

In accordance with its charter approved by the Board of Directors, the Audit Committee has responsibility for oversight of CPEX’s financial reporting process, including reviewing the audited financial statements, the systems of internal control over financial reporting established by CPEX’s management and the full Board, and the overall audit process. Management is responsible for the financial reporting process and our internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards established by the Public Company Accounting and Oversight Board (United States) (PCAOB) and issuing a report thereon. The Audit Committee’s responsibility is to monitor these processes. The Audit Committee has reviewed and discussed the consolidated financial statements with management and BDO Seidman, LLP, or BDO Seidman, our independent registered public accounting firm.

In performing its responsibilities, the Audit Committee of the Board of Directors has (i) reviewed and discussed with management and BDO Seidman CPEX’s audited financial statements for the year ended December 31, 2009, (ii) discussed with BDO Seidman the matters required to be discussed by PCAOB Standards (Statement on Accounting Standards (“SAS”) No. 61, Communication with Audit Committees, as amended by SAS 89 and SAS 90) and Rule 2-07, Communication with Audit Committees, of Regulation S-X, (iii) received the written disclosures and the letter from BDO Seidman required by applicable requirements of the PCAOB regarding BDO Seidman’s communications with the Audit Committee concerning independence,

(iv) reviewed with management and BDO Seidman CPEX’s critical accounting policies, (v) discussed with management the quality and adequacy of CPEX’s internal control over financial reporting, and (vi) discussed with BDO Seidman their independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in CPEX’s Annual Report on Form 10-K for the year ended          ,          , for filing with the Securities and Exchange Commission.

By the Audit Committee,

John W. Spiegel, Chairman
Miguel Fernandez
Michael McGovern

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On June 18, 2009, CPEX dismissed Deloitte & Touche LLP, or Deloitte, as our independent registered public accounting firm. The decision to dismiss Deloitte was considered and approved by our Audit Committee on June 18, 2009. Deloitte’s report on our financial statements for fiscal years 2007 and 2008 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For fiscal years 2007 and 2008, as well as during the subsequent interim periods through June 18, 2009, there were no disagreements between CPEX and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its audit report. There were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) regarding CPEX for the fiscal years ended 2007 and 2008 or the subsequent interim period through June 18, 2009.

On June 18, 2009, we engaged BDO Seidman as our independent registered public accounting firm for the year ending December 31, 2009. Our Audit Committee made its selection following a competitive request for proposal process, which involved a careful review of several audit firms with expertise in our industry and experience with public clients of CPEX’s size and requirements.

Prior to the engagement of BDO Seidman, neither we nor anyone on behalf of CPEX consulted with BDO Seidman regarding our two reported fiscal years and the subsequent interim period through June 18, 2009, in any manner regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to CPEX nor oral advice was provided that BDO Seidman concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Services provided to CPEX and our subsidiaries by BDO Seidman for fiscal 2009 included the audit of our consolidated and combined financial statements and limited reviews of quarterly reports.

We selected BDO Seidman to perform unaudited reviews of its quarterly reports for the first three quarters of fiscal 2010 and have asked BDO Seidman to provide a plan for it to perform the 2010 year-end audit as our independent registered public accounting firm. Representatives of BDO Seidman are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Fees for professional services provided by BDO Seidman and Deloitte for fiscal years 2009 and 2008 in each of the following categories were:

	Fiscal	Fiscal
	2009	2008

BDO Seidman Audit-Related Fees	$159,371	$—
Deloitte & Touche Audit-Related Fees	112,210	272,825
BDO Seidman Tax Fees	—	—
Deloitte & Touche Tax Fees	—	—
All Other Fees	—	—

Total	$271,581	$272,825

The Audit Committee pre-approves the engagement of BDO Seidman for all professional services. The pre-approval process generally involves the full Audit Committee evaluating and approving the particular engagement prior to the commencement of services.

MISCELLANEOUS

Stockholder Recommendations for Director Nominations

Stockholders may recommend individuals for the Nominating and Governance Committee to consider as potential director candidates by submitting their names and background to “CPEX Pharmaceuticals, Inc. Nominating and Governance Committee” c/o the Corporate Secretary, CPEX Pharmaceuticals, Inc., 2 Holland Way, Exeter, New Hampshire, 03833. The Nominating and Governance Committee will consider a recommendation only if appropriate biographical information and other background material is provided on a timely basis according to our amended and restated bylaws. Assuming that appropriate biographical and background material is provided for candidates recommended by stockholders, the Nominating and Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board of Directors.

Deadlines for Stockholder Proposals and Director Nominations

From time to time stockholders may present proposals for consideration at a meeting, which may be proper subjects for inclusion in the proxy statement and form of proxy related to that meeting. We must receive stockholder proposals intended to be included in our proxy statement and form of proxy relating to our 2011 annual meeting of stockholders by          , 2011.

In accordance with our amended and restated bylaws, in order for a stockholder proposal or director nomination to be presented at the 2011 annual meeting of stockholders, but not be included in the proxy statement and form of proxy relating to such meeting, it must be received by          ,          and not before          ,           . Any such proposal or director nomination must include the relevant information as set forth in our amended and restated bylaws.

Any such proposal or director nomination, as well as any questions relating thereto, should be directed to our Corporate Secretary at 2 Holland Way, Exeter, New Hampshire 03833. Our amended and restated bylaws are available without charge on the SEC’s website and are also available without charge upon written request directed to Corporate Secretary, CPEX Pharmaceuticals, 2 Holland Way, Exeter, New Hampshire 03833.

Expenses of Solicitation

We are responsible for the cost of soliciting proxies, including the expenses related to our retention of MacKenzie Partners to assist therein for a fee of $      , plus reimbursement for its related out-of-pocket expenses. In addition, the cost of reimbursing banks, brokers and other nominees for forwarding proxy solicitation material to the beneficial owners of shares held of record by them and seeking instructions from such beneficial owners will be borne by CPEX. Proxies may be solicited without extra compensation by our existing directors, the director nominee and our executive officers. Proxies may be solicited by mail and, if determined to be necessary, by telephone or personal interview.

We estimate the total costs relating to the solicitation of proxies (other than the amount normally expended for a solicitation for an election of directors in the absence of a contest and excluding salaries and wages of officers and employees) are expected to be approximately $      , including fees payable to MacKenzie Partners. To date, we have incurred approximately $      in expenses in communicating with our stockholders in connection with this proxy solicitation. Actual expenditures may vary materially from this estimate, however, as many of the expenditures cannot be readily predicted. The entire expense of preparing, assembling, printing and mailing this proxy statement and any other related materials and the cost of communicating with our stockholders will be borne by us. Appendix A to this proxy statement sets forth certain information relating to CPEX’s directors, the nominee, and executive officers who may be soliciting proxies on CPEX’s behalf.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at the following: Corporate Secretary, CPEX Pharmaceuticals, Inc., 2 Holland Way, Exeter, New Hampshire, 03833, telephone (603) 658-6100 or by visiting our website, www.cpexpharm.com. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address or telephone number.

Copies of our complete Annual Report on Form 10-K for the year ended December 31, 2009 may be obtained by stockholders without charge upon written request addressed to Robert P. Hebert, Corporate Secretary, CPEX Pharmaceuticals, Inc., 2 Holland Way, Exeter, New Hampshire, 03833, or by visiting our website, www.cpexpharm.com.

Other Matters

Management does not intend to bring before the meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the meeting. If any other matters or motions properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the meeting.

* * *

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU PREVIOUSLY RETURNED YOUR PROXY CARD.

Appendix A

INFORMATION CONCERNING PERSONS WHO MAY BE DEEMED PARTICIPANTS IN CPEX PHARMACEUTICALS, INC.’S SOLICITATION OF PROXIES

The following sets forth the name, principal business address and the present principal occupation or employment, and the name, principal business and address of any corporation or other organization in which their employment is carried on, of our directors, nominee and executive officers who, under SEC rules, may be deemed “participants” in CPEX’s solicitation of proxies from its stockholders in connection with the 2010 Annual Meeting of Stockholders.

Directors and Director Nominee

The names and principal occupations of our current directors who may be deemed “participants” in our solicitation are set forth in the section of this Proxy Statement entitled “Existing Directors and Executive Officers.” The business addresses of CPEX’s current directors is c/o CPEX Pharmaceuticals, Inc., 2 Holland Way, Exeter, NH 03833. The name and principal occupation of the director nominee, Robert Forrester, who may be deemed a “participant” in our solicitation is set forth in the section of this Proxy Statement entitled “Election of Director.” The business address of the director nominee is 346 Gay Street, Westwood, MA 02090.

Executive Officers

The principal occupations of our executive officers who may be deemed “participants” in our solicitation of proxies are set forth below. The principal occupation refers to such person’s position with CPEX. The business addresses of CPEX’s executive officers is c/o CPEX Pharmaceuticals, Inc., 2 Holland Way, Exeter, NH 03833.

Name	Position

John A. Sedor	Chief Executive Officer and President
Nils Bergenhem	Vice President and Chief Scientific Officer
Lance Berman	Chief Medical Officer and Senior Vice President
Robert P. Hebert	Chief Financial Officer and Vice President

Information Regarding Ownership of the Company’s Securities by Participants

Except as described in this Appendix A, or as otherwise indicated in the “Security Ownership of Certain Beneficial Owners and Management” section of this Proxy Statement, none of the persons listed above under “Directors and Director Nominee” or “Executive Officers” owns any of our securities of record but not beneficially. The number of shares of our common stock held by directors, the director nominee and the named executive officers as of March 15, 2010 is set forth in the “Security Ownership of Certain Beneficial Owners and Management” section of this Proxy Statement. As of March 15, 2010, Robert P. Hebert, our Chief Financial Officer and Vice President, beneficially owned 29,717 shares of our common stock, including 2,515 shares held in his 401(k) retirement plan account and 23,100 shares of our common stock issuable upon exercise of stock options that are vested or will vest within the 60 days after March 15, 2010. We hired Nils Bergenhem to serve as our Vice President and Chief Scientific Officer, effective February 1, 2010. As of March 15, 2010, Dr. Bergenhem does not beneficially own any shares of our common stock.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth purchases and sales during the past two years of shares of our common stock by the persons listed above under “Directors and Director Nominee” and “Executive Officers.” Unless otherwise indicated, all transactions were in the public market and none of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. To the extent that any part of the purchase price or market value of any of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities, the amount of the indebtedness as of the latest practicable date is set forth below. If those funds were borrowed or obtained otherwise than pursuant to a margin account or bank loan in the regular course of business of a bank, broker or dealer, a description of the transaction and the parties is set forth below.

		Purchase/Sale of Common Stock	Price per
Name	Date	(Number of Shares)	Share ($)

Non-Employee Directors
Michael McGovern	9/17/2008	Open market purchase — 15,695	17.54
	9/18/2008	Open market purchase — 20,000	17.27
	7/31/2008	Option Exercise — 2,500	8.08
	7/31/2008	Option Exercise — 2,500	7.63
	7/31/2008	Option Exercise — 2,500	9.65
	7/31/2008	Option Exercise — 6,920	5.39
	7/31/2008	Option Exercise — 2,500	5.12
	7/31/2008	Option Exercise — 2,500	6.37
	7/31/2008	Option Exercise — 2,500	8.80
	7/31/2008	Option Exercise — 2,500	8.80
	7/31/2008	Option Exercise — 1,500	10.52
	7/31/2008	Option Exercise — 1,500	10.52
	7/31/2008	Option Exercise — 2,500	9.99
	7/31/2008	Option Exercise — 2,500	9.99
	7/31/2008	Option Exercise — 2,000	8.22
	7/31/2008	Option Exercise — 2,000	8.22
	7/31/2008	Option Exercise — 1,750	9.01
	7/31/2008	Option Exercise — 1,750	9.01
	7/31/2008	Option Exercise — 1,750	9.01
	7/31/2008	Option Exercise — 1,750	9.01
	7/31/2008	Option Exercise — 2,500	12.10
	7/31/2008	Option Exercise — 500	11.22
	7/31/2008	Option Exercise — 500	11.22
	7/31/2008	Option Exercise — 500	11.22
	7/31/2008	Option Exercise — 500	11.22
	7/31/2008	Option Exercise — 3,000	7.91
	7/31/2008	Option Exercise — 1,500	7.91
	7/31/2008	Option Exercise — 1,500	7.91
	7/31/2008	Option Exercise — 2,000	9.68
	7/31/2008	Option Exercise — 2,000	9.68
	7/31/2008	Option Exercise — 2,000	9.68
	7/31/2008	Option Exercise — 2,000	9.68
	7/31/2009	Vesting of Restricted Stock Units — 1,000	(1)
	10/31/2009	Vesting of Restricted Stock Units — 1,000	(1)
John Spiegel	7/31/2009	Vesting of Restricted Stock Units — 1,000	(1)
	10/31/2009	Vesting of Restricted Stock Units — 1,000	(1)
Miguel Fernandez	6/9/2009	Option Exercise — 1,690	2.69
	7/31/2009	Vesting of Restricted Stock Units — 1,000	(1)
	10/31/2009	Vesting of Restricted Stock Units — 1,000	(1)
James Murphy	10/10/2008	Option Exercise — 1,725	5.27
	10/10/2008	Option Exercise — 1,705	5.27
	10/10/2008	Option Exercise — 1,000	8.79
	10/10/2008	Option Exercise — 1,000	8.79

		Purchase/Sale of Common Stock	Price per
Name	Date	(Number of Shares)	Share ($)

	10/10/2008	Option Exercise — 1,250	7.23
	10/10/2008	Option Exercise — 5,775	5.27
	10/10/2008	Option Exercise — 35	5.27
	10/10/2008	Option Exercise — 5,760	5.39
	10/10/2008	Option Exercise — 4,000	8.79
	10/10/2008	Option Exercise — 4,000	8.79
	10/10/2008	Option Exercise — 2,500	7.23
	10/10/2008	Option Exercise — 1,250	7.23
	10/10/2008	Option Exercise — 2,500	9.01
	10/10/2008	Option Exercise — 2,500	9.01
	10/10/2008	Option Exercise — 5,000	6.73
	10/10/2008	Option Exercise — 5,000	6.73
	10/10/2008	Option Exercise — 5,000	6.73
	10/10/2008	Option Exercise — 4,566	10.57
	10/10/2008	Option Exercise — 4,567	10.57
	10/10/2008	Option Exercise — 4,567	10.57
	10/10/2008	Option Exercise — 3,333	10.74
	10/10/2008	Option Exercise — 3,334	10.74
	7/31/2009	Vesting of Restricted Stock Units — 1,750	(1)
	10/31/2009	Vesting of Restricted Stock Units — 1,750	(1)
Executive Officers
John Sedor	8/19/2008	Open market purchase — 600	17.94
	8/20/2008	Open market purchase — 1,500	17.90
	8/20/2008	Open market purchase — 1,500	17.76
	8/17/2009	Open market purchase — 300	8.76
	8/17/2009	Open market purchase — 300	8.82
	5/23/2009	Vesting of Restricted Stock Units — 230	(1)
	5/23/2009	Vesting of Restricted Stock Units — 350	(1)
	6/18/2009	Unrestricted Stock Award — 9,722	9.90
	9/30/2008	401(k) match shares issued — 200	18.75
	3/31/2009	401(k) match shares issued — 745.73	7.31
	6/30/2009	401(k) match shares issued — 551.70	10.00
	9/30/2009	401(k) match shares issued — 304.75	9.95
Robert Hebert	5/23/2009	Vesting of Restricted Stock Units — 376	(1)
	6/30/2009	Vesting of Restricted Stock Units — 71	(1)
	6/18/2009	Unrestricted Stock Award — 3,737	9.90
	9/30/2008	401(k) match shares issued — 248.14	18.75
	3/31/2009	401(k) match shares issued — 1,128.63	7.31
	6/30/2009	401(k) match shares issued — 575.08	10.00
Lance Berman	3/31/2009	401(k) match shares issued — 410.41	7.31
	6/30/2009	401(k) match shares issued — 450.06	10.00
	9/30/2009	401(k) match shares issued — 452.21	9.95
	12/31/2009	401(k) match shares issued — 181.47	11.02
Nils Bergenhem	—	—	—

(1)	The price per share of vested restricted stock units is based upon the closing stock price of CPEX common stock on the date of vesting.

Miscellaneous Information Concerning Participants

Except as described in this Appendix A or otherwise disclosed in this Proxy Statement, to the best of CPEX’s knowledge, no person listed above under “Directors and Director Nominee” or “Executive Officers” or any of his “associates” beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares or other securities of CPEX or any of our subsidiaries as of March 15, 2010. Furthermore, except as described in this Appendix A or otherwise disclosed in this Proxy Statement, to the best of CPEX’s knowledge, no such person or any of his associates is either a party to any transaction or series of similar transactions since January 1, 2009, or any currently proposed transaction or series of similar transactions (1) to which CPEX or any of its subsidiaries was or is to be a party, (2) in which the amount involved exceeds $120,000 and (3) in which such person or associate had or will have a direct or indirect material interest. To the best of CPEX’s knowledge, except as described in this Appendix A or otherwise disclosed in this Proxy Statement, no person listed above under “Directors and Director Nominee” or “Executive Officers” or any of his associates has entered into any arrangement or understanding with any person with respect to (1) any future employment with CPEX or its affiliates, or (2) any future transactions to which CPEX or any of its affiliates will or may be a party. Except as described in this Appendix A or otherwise disclosed in this Proxy Statement, to the best of CPEX’s knowledge, there are no contracts, arrangements or understandings by any of the persons listed under “Directors and Director Nominee” or “Executive Officers” within the past year with any person with respect to any of CPEX’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Except as described in this Appendix A or otherwise disclosed in this Proxy Statement, to the best of CPEX’s knowledge, no persons listed under “Directors and Director Nominee” or “Executive Officers” has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2010 Annual Meeting of Stockholders (and no other person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected, has any such interest).

PRELIMINARY COPY - SUBJECT TO COMPLETION

CPEX PHARMACEUTICALS, INC.	→

THERE ARE THREE WAYS TO VOTE: BY INTERNET, TELEPHONE OR MAIL
Internet and telephone voting is available 24 hours a day, 7 days a week through 11:59 PM Eastern Time the day prior to the Annual Meeting day.
Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
INTERNET
www.cesvote.com
•	Go to the website listed above.

•	Have your WHITE PROXY CARD ready.

•	Follow the simple instructions that appear on your computer screen.
TELEPHONE
1-888-693-8683
•	Use any touch-tone telephone.

•	Have your WHITE PROXY CARD ready.

•	Follow the simple recorded instructions .
MAIL

•	Mark, sign and date your WHITE PROXY CARD.

•	Detach your WHITE PROXY CARD.

•	Return your WHITE PROXY CARD in the postage prepaid envelope provided.

Please Vote, Sign, Date and Return Promptly in the Enclosed Postage Prepaid Envelope.
(continued from other side)

▼ DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET ▼

The Board of Directors recommends a vote FOR the nominee and FOR Proposal 2.
PROPOSAL 1—To elect: Robert Forrester to the Board of Directors.
☐  FOR               ☐ WITHHOLD

PROPOSAL 2— To ratify the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.
☐     For     ☐   Against       ☐    Abstain

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
DATED:

,	2010

(Signature)

(Signature, if held jointly)

(Title)

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE TODAY

Proxy Solicited on Behalf of the Board of Directors

PRELIMINARY COPY - SUBJECT TO COMPLETION
2010 Annual Meeting of CPEX PHARMACEUTICALS, INC. Stockholders
               , 2010,               .m. Local Time

YOUR VOTE IS IMPORTANT
Please take a moment now to vote your common shares of CPEX Pharmaceuticals, Inc. for the upcoming Annual Meeting of Stockholders.
PLEASE REVIEW THE PROXY STATEMENT
AND VOTE TODAY IN ONE OF THREE WAYS
(See reverse side for instructions)

WHITE PROXY CARD
CPEX PHARMACEUTICALS, INC.
2010 Annual Meeting of Stockholders
This Proxy is Solicited on Behalf of the Board of Directors
The undersigned stockholder(s) of CPEX Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby appoints John A. Sedor and Robert P. Hebert as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held on               ,                , 2010 at          .m., local time, at               ,               ,                    , and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the meeting, as a holder of common shares of the Company, par value $0.01 per share (the “Shares”), held of record by the undersigned on                , 2010, and otherwise to represent the undersigned at the meeting with all powers of the undersigned as if the undersigned were present and voting the Shares. The undersigned acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the meeting.
To obtain directions to be able to attend the Annual Meeting, please visit http://www.cpexpharm.com/investor.htm.
THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED, AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE FOR DIRECTOR LISTED ON THE REVERSE SIDE; FOR THE RATIFICATION OF BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010; AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
Important notice regarding the availability of the proxy materials for the Annual Meeting of Stockholders to be held on               , 2010: the Proxy Statement and 2010 Annual Report to Stockholders are available at http://www.cpexpharm.com/investor.htm.
(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

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